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                                                                    EXHIBIT 10.5

                            SECOND AMENDMENT TO THE
                     RESTORATION OF RETIREMENT INCOME PLAN
                   FOR CERTAIN EMPLOYEES PARTICIPATING IN THE
                   RESTATED AMERICAN GENERAL RETIREMENT PLAN


         WHEREAS, AMERICAN GENERAL CORPORATION and certain of its subsidiaries have heretofore adopted the RESTORATION OF RETIREMENT INCOME PLAN FOR CERTAIN EMPLOYEES PARTICIPATING IN THE RESTATED AMERICAN GENERAL RETIREMENT PLAN (the "Restoration Plan"); and

         WHEREAS, AMERICAN GENERAL CORPORATION desires to amend the Restoration Plan on behalf of itself and on behalf of each of its subsidiaries that has adopted the Restoration Plan;

         NOW, THEREFORE, the Restoration Plan shall be amended as follows, effective as of January 1, 1994;

         1.   Section 4(a) is hereby deleted and replaced with the following:

              "(a) the benefit that would have been payable to such employee or on his behalf under the Basic Plan if such benefit were determined without regard to the maximum amount of benefit limitations of section 415 of the Code, without regard to the considered compensation limitations of section 401(a)(17) of the Code, as if the definition of Compensation under the Basic Plan as in effect on March 21, 1985 were applicable for the period January 1, 1985 through March 20, 1985 and as if the definition of Compensation included executive deferred compensation;"

         2. As amended hereby, the Restoration Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, AMERICAN GENERAL CORPORATION has executed this Second Amendment as of the 1st day of January, 1994.


                                        AMERICAN GENERAL CORPORATION

ATTEST:


By:   /s/ PATRICIA W. NEIGHBORS          By:  /s/ JAMES T. PULLIAM
    _________________________________        __________________________________

Title:  Assistant Secretary              Title:  Vice President





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STATE  OF  TEXAS

COUNTY OF HARRIS


        BEFORE ME, the undersigned authority, on this day personally appeared Patricia W. Neighbors, James T. Pulliam of AMERICAN GENERAL CORPORATION, a corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 17th day of March, 1994.

                                        NICKI Y. EMERSON
                                        -----------------------------
                                        Notary Public in and for the
                                        State of Texas

                                        My Commission Expires: 7/22/96
                                                               -------





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